CHANTICLEER
HOLDINGS

NASDAQ: HOTR

EARNINGS PRESENTATION

AMERICAN BURGER CO


BGR
THE BURGER JOINT





Third Quarter 2015

Safe Harbor Statement

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new stores, successful completion of the Company's proposed acquisitions and expansion, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

3Q Highlights

- Revenue increase of ~44% when normalized for temporary administration period at Hooter's Australia and currency fluctuations
- Strong same store comps with better burger fast casual comps up 16.2% for quarter
- Upsized ownership stake in Australia to 80%
- Completed acquisition of Pacific Northwest-based Little Big Burger (LBB) just prior to the close of the quarter
- Closed acquisition of BT's Burger Joint
- Positioned for revenue growth and adjusted EBITDA positive in Q4 and 2016

Consolidated Q3 2015 Income Statement

	Three Months Ended September 30, 2015		2014		
	Amount	% of Revenue*	Amount	% of Revenue*	% Change
Restaurant sales, net	$ 10.0		$ 8.8		14.3%
Gaming income, net	0.1		0.1		-14.3%
Management fees	0.0		0.4		-94.0%
Franchise income	0.1		-		-
Total revenue	10.3		9.3		10.3%
	-		-		
Expenses:	-		-		
Restaurant cost of sales	3.4	33.6%	2.9	33.4%	14.7%
Restaurant operating expenses	6.0	60.0%	5.0	57.1%	20.0%
Restaurant pre-opening and closing expenses	0.1	1.4%	0.1	0.7%	126.8%
General and administrative	1.7	16.3%	1.4	15.3%	17.9%
Asset impairment charge	4.5	43.7%	-	0.0%	-
Depreciation and amortization	0.4	3.5%	0.4	4.7%	-17.7%
Total expenses	16.0	156.0%	9.8	105.7%	62.8%
Loss from operations	$ (5.8)		$ (0.5)		
Restaurant EBITDA	$ 0.9		$ 1.0		
EPS	$ (0.31)		$ (0.07)		

Adjusted Net Loss of $(0.11), excluding Non-cash Impairment charge and Transaction-related expenses

EBITDA Reconciliation

	Three Months Ended	
	September 30, 2015	September 30, 2014
Consolidated net loss	**$ (6.3)**	**$ (0.4)**
Interest expense	0.7	0.6
Income tax	0.0	(0.0)
Depreciation and amortization	0.4	0.4
EBITDA	**(5.3)**	**0.6**
Restaurant pre-opening and closing expenses	0.1	0.1
Change in fair value of derivative liabilities	(0.3)	(0.2)
Loss on extinguishment of debt	0.1	-
Realized gains on securities	-	-
Equity in losses of investments	-	-
Asset impairment charge	4.5	-
Transaction-related expenses	0.2	-
Other income	0.0	(0.4)
Adjusted EBITDA	**(0.6)**	**(0.0)**
General and administrative expenses	1.5	1.4
Management fee revenue	(0.0)	(0.4)
Restaurant EBITDA	**$ 0.9**	**$ 1.0**

Note that Q3 2014 Restaurant EBITDA includes approx. $0.3 million contribution from Australia Hooters, not in current year

Total Revenue by Concept

Three Months Ended September 30, 2015


Hooters Full Service
Better Burgers Fast Casual
Other Fast Casual
Corp & Other
0.2%
13.8%
45.2%
40.7%

$10.3M

Three Months Ended September 30, 2014


4.5%
13.1%
8.6%
73.8%

$9.3M

**Total Reported Revenue - Not normalized*

Quarterly Same Store Comps*

	3Q15 Local Currency	3Q15 US Dollars
Better Burger Fast Casual	16.2%	16.2%
Other Fast Casual	7.1%	7.1%
Hooters Full Service US	3.0%	3.0%
Hooters Full Service International	(4.5%)	(23.5%)

** Includes only those restaurant locations owned and operated by the Company for the full quarter of the current and prior year quarter*

3Q Restaurant Revenue Analysis



Normalized Restaurant Revenue
$12.5
Reported Restaurant Revenue
Millions
$14
$12
$10
$8
$6
$4
$2
$0
$8.7
$0.5
$2.0
$10.0
3Q14
3Q15
Reported Revenue
Australia Administration Period
Currency Impact

Normalized Restaurant Revenue Increased ~44%

Significant Balance Sheet Improvement

Numbers in millions	9/30/15	6/30/15	12/31/14
Assets			
Cash	$1.8	$2.8	$0.2
Property, Plant & Equipment	$17.9	$14.6	$13.3
Current Assets	$3.1	$4.4	$1.5
Goodwill	$12.3	$15.8	$15.6
Liabilities			
Accounts Payable & Accrued Expenses	$4.4	$6.9	$5.6
Current Liabilities	$8.2	$13.7	$11.4
Debt, Conv. Debt, & Capital Leases	$9.1	$8.4	$8.8
Stockholders' Equity	$24.2	$21.6	$15.0
Working Capital Deficit	$(1.4)	$(2.5)	$(4.1)

Acquisition of Little Big Burger

little big burger

- Consummated just before close of the quarter; completed lease execution
- Award-winning better burger concept in the Pacific Northwest
- Eight locations with excellent reviews and devoted local customer base
  - Historically $6M in revenue; ~20% EBITDA
  - Expected to open 9th location early 2016
  - LBB cash flow will be used to fund construction
- Quarter pound burgers of natural beef on brioche buns; sides include truffle fries and root beer floats





Acquisition Establishes Better Burger Presence in the Pacific Northwest

Upsized Australia Ownership

- Increased ownership in 5 restaurants from 60% to 80% in the Parramatta, Penrith, Campbelltown, Surfers Paradise, and Townsville locations
- Implemented new regional management team to drive improved performance
  - Already seeing operating traction
- Market opportunity of 15 total locations
- Financially strong new partner (20% ownership)

Shifting from Acquisition Focus to Driving Profits

We are Here

Inception-2012	2013-2015	2016
Hooters	**Acquire Fast Casual Concepts**	**Drive Margins and Profits**

Inception-2012

- Established company as a leading Hooters franchise in attractive international and domestic markets

2013-2015

- Acquired 4 better burger concepts
  - Little Big Burger
  - BGR The Burger Joint
  - BT's Burger Joint
  - American Burger Co

2016

- **Drive efficiencies**
- **Grow organically through Hooters and franchising better burger concepts**

We Do Not Expect to Need New Equity Capital to Drive Current Strategy

Driving to Profitability

- Increased sales offer significant opportunity to drive efficiency
  - Food and beverage costs
  - Back office integration
  - HR/Insurance

- Expect reduced transactional costs in 2016 with no expected acquisition focus or capital raises
- Refinance debt to reduce interest cost

Operational Focus

- Corporate-wide focus on cost reduction and efficiency
  - Renegotiating restaurant supplier contracts
  - Evaluating professional service providers
  - Consolidating vendors and streamlining systems
- Investing in brand building initiatives in Fast Casual segment
  - BGR brand audit underway
  - Expanded marketing initiatives at American Burger Co.
- Franchise Strategy
  - Launched Better Burger franchise strategy with purchase of BGR in March 2015; profitable in 3Q15
  - Opened BGR franchises in Texas and Kuwait during the quarter

4Q15 Guidance


Revenue
$ in millions
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Projected Revenue of $13 - $14
$8.3
$12.0
$1.5
$12.0
4Q14
3Q15 (Normalized)
4Q15
LBB

Expect To Achieve Adjusted EBITDA Profitability

2016 Guidance

- Enter 2016 with $55M Annualized Revenue Run Rate
- Drive Same Store Sales Growth
- Build on Franchise Platform
- Disciplined Approach to New Store Openings
    - Focus on attractive store economics
    - Utilize internal financing
- EBITDA positive

Use of Non-GAAP Measures

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes pre-opening and closing costs for our restaurants, non-cash expenses, transaction-related expenses, change in fair value of derivative liability and other income and expenses. In addition, Restaurant EBITDA also excludes management fee income and general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the company's operating performance and by the Company's creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results.

Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company's performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules.

For further information, please refer to Chanticleer's Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015, available online at www.sec.gov.

CHANTICLEER HOLDINGS

NASDAQ: HOTR

THANK YOU


BGR
THE BURGER JOINT





Investor Contact:
Institutional Marketing Services (IMS)
Investor Relations
(203) 972-9200
jnesbett@institutionalms.com

Investor Contact:
Chanticleer Holdings, Inc.
Investor & Media Relations
(704) 366-5122
ir@chanticleerholdings.com